 UNITED STATES
SECRUITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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LIBERTY ALL-STAR EQUITY FUND

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LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)
LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)
(collectively, the “Funds”)
1290 Broadway, Suite 1100
Denver, Colorado 80203
(303) 623-2577

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD AUGUST 24, 2017

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meetings of Shareholders of the Funds (the “2017 Annual Meetings”) will be held at One Financial Center, 15th Floor, Boston, Massachusetts, 02111, on August 24, 2017 at 9:00 a.m. Eastern Time for the Equity Fund and at 10:00 a.m. Eastern Time for the Growth Fund. The purposes of the 2017 Annual Meetings are to consider and act upon the following matters, and to transact such other business, including any adjournment of the 2017 Annual Meetings, as may properly come before the 2017 Annual Meetings or any adjournments thereof:

1.	To elect two Trustees of the Equity Fund (“Proposal 1”);

2.	To elect two Directors of the Growth Fund (“Proposal 2”); and

3.	If properly presented at the 2017 Annual Meeting, to consider and vote upon the shareholder proposal for the Equity Fund presented under the heading “Shareholder Proposal” (“Proposal 3”).

The Boards of Trustees/Directors have fixed the close of business on June 12, 2017 as the record date (the “Record Date”) for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the 2017 Annual Meetings and any adjournments thereof.

YOUR VOTE AT THIS YEAR’S ANNUAL MEETINGS IS VERY IMPORTANT. An Equity Fund shareholder has submitted the proposal included in this Proxy Statement as Proposal 3, which the Board of Trustees of the Equity Fund strongly opposes. The Funds’ Boards of Trustees/Directors unanimously recommend that you vote FOR Proposals 1 and 2, and AGAINST Proposal 3.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund,

William R. Parmentier, Jr.
President of the Funds

YOUR VOTE AT THIS YEAR’S ANNUAL MEETINGS IS VERY IMPORTANT - PLEASE SIGN, DATE AND RETURN
YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the 2017 Annual Meeting(s). We urge you, whether or not you expect to attend the 2017 Annual Meeting(s) in person, to vote your shares. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitations. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitation firm, AST Fund Solutions, LLC (“AST”), may contact you. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposals or the voting instructions, please call AST at 1-800-829-6551.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meetings to be held on August 24, 2017: An electronic copy of this proxy statement and the annual reports are available at www.all-starfunds.com.

June 30, 2017

LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)
LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)
(collectively, the “Funds”)

PROXY STATEMENT

 ANNUAL MEETINGS OF SHAREHOLDERS
August 24, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds (each a “Board” and together the “Boards”) to be used at the 2017 Annual Meetings of Shareholders of the Funds (such meetings and any adjournments thereof being referred to collectively as the “2017 Annual Meetings”) to be held at One Financial Center, 15th Floor, Boston, Massachusetts, 02111, at 9:00 a.m. Eastern Time for the Equity Fund and at 10:00 a.m. Eastern time for the Growth Fund and at any adjournments thereof. Shareholders of record on June 12, 2017 are eligible to vote at the 2017 Annual Meetings.

The solicitation of proxies for use at the 2017 Annual Meetings is being made by the Funds by the mailing on or about July 1, 2017 of the Notice of Annual Meetings of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds' investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to shareholders.

The 2017 Annual Meetings are being held to vote on the matters described below:

Equity Fund:	Elect Two Trustees to the Board to a three-year term.
If presented properly, to consider and vote upon a shareholder proposal.

Growth Fund: Elect Two Directors to the Board to a three-year term.

PROPOSALS 1 and 2. ELECTION OF TRUSTEES AND DIRECTORS

Introduction

Each Fund’s Board provides broad supervision over the affairs of its respective Fund. AAI is responsible for the investment management of the Funds’ assets and AAI’s affiliate, ALPS Fund Services, Inc. (“AFS”), provides a variety of administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund's Board is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meetings of Shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Equity Fund

Nominee	Title	Tenure
Thomas W. Brock	Trustee since 2005	Tenure to end 2020
George Gaspari	Trustee since 2006	Tenure to end 2020

Growth Fund

Nominee	Title	Tenure
John A. Benning	Director since 2002	Tenure to end 2020
Richard C. Rantzow	Director since 2006	Tenure to end 2020

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee or Director following the 2017 Annual Meetings and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the 2017 Annual Meetings, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

The Boards of the Funds

The Funds are governed by their respective Boards. Each Board is responsible for and oversees the overall management and operations of its respective Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts for the Equity Fund and the State of Maryland for the Growth Fund, as well as such Fund’s stated investment objective and policies. Each Board oversees its respective Fund’s officers and service providers, including AAI, which is responsible for the management of the Funds’ day-to-day operations, based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Boards regularly interact with and receive reports from senior personnel of service providers, including AAI’s investment personnel and the Funds’ Chief Compliance Officer (“CCO”). The Boards also are assisted by the Funds’ independent registered public accounting firm (“Auditors”) (who reports directly to each Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Boards.

The Boards Risk Oversight Responsibilities

Consistent with their responsibility for oversight of the Funds, the Boards oversee the management of risks relating to the administration and operation of the Funds. AAI, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Boards, in the exercise of their reasonable business judgment, also separately consider potential risks that may impact the Funds. The Boards perform this risk management oversight directly and, as to certain matters, through the Audit Committees and through the Board members who are not “interested persons” of the Funds (“Independent Trustees/Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). The following provides an overview of the principal, but not all, aspects of the Boards’ oversight of risk management for the Funds.

In general, the Funds’ risks include, among others, investment performance and investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk. The Boards have adopted, and periodically review, policies and procedures designed to address these and other risks to the Funds. In addition, under the general oversight of the Boards, AAI and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, AAI, as the Funds’ investment manager, oversees and regularly monitors the investments, operations and compliance of the Funds’ investment sub-advisers (referred to herein as “Portfolio Managers”).

The Boards also oversee risk management of the Funds through review of regular reports, presentations and other information from officers of the Funds and other persons. Senior officers of the Funds, senior officers of AAI and the Funds’ CCO regularly report to the Boards on a range of matters, including those relating to risk management. The Boards also regularly receive reports from AAI with respect to the investments and securities trading activities of the Funds, as well as the premium or discount to net asset value (“NAV”) at which the Funds’ shares are trading on the New York Stock Exchange (“NYSE”). In addition to regular reports from AAI, the Boards receive reports regarding other service providers to the Funds, either directly or through AAI or the Funds’ CCO, on a periodic or regular basis. At least annually, the Boards receive a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Boards receive reports, presentations and other information from AAI in connection with the Boards’ consideration of the renewal of the Funds’ agreements with AAI and the Portfolio Managers.

Senior officers of the Funds and senior officers of AAI also report regularly to each Fund’s Audit Committee on valuation matters and on the Funds’ internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committees receive regular reports from the Funds’ Auditors on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees/Directors meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance programs. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

Board Structure and Related Matters

The 1940 Act requires that at least 40% of the Equity Fund’s Trustees and the Growth Fund’s Directors be Independent Trustees/Directors. In addition, to rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Board must be composed of Independent Trustees/Directors. Currently, five of each Fund’s six Trustees or Directors are Independent Trustees/Directors. Thomas W. Brock, an Independent Trustee/Director, serves as Chairman of each Board. The Chairman’s responsibilities include presiding at all meetings of the Boards and serving as a liaison with other Trustees/Directors, the Funds’ officers and other management personnel and counsel to the Funds. The Chairman also performs such other duties as the Boards may from time to time determine.

The Trustees/Directors discharge their responsibilities collectively as a Board, as well as through the Audit Committees, which operate pursuant to a charter approved by the respective Board. As summarized below, the Audit Committees oversee specific matters related to oversight of the Funds’ Auditors. The members and responsibilities of each Board are summarized below.

Each Board periodically evaluates its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Chairman position, is appropriate for its respective Fund in light of, among other factors, such Fund’s asset size and nature of its operations and the Board’s responsibilities. The Boards also believe that the fact that the Chairman is not affiliated with AAI is appropriate in light of the services that AAI and its affiliates provide to the Funds and the potential conflicts of interest that could arise from these relationships. On an annual basis, the Boards and the Audit Committees conduct a self-evaluation that considers, among other matters, whether the Boards and the Audit Committees are functioning effectively and whether, given the size and composition of the Boards and the Audit Committees, the Trustees/Directors are able to effectively oversee the Funds.

The Boards hold four regularly scheduled meetings each year. The Boards may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees/Directors also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The table below sets forth the names, addresses and years of birth of the Trustees/Directors of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Independent Trustees/Directors
John A. Benning Year of Birth: 1934	Trustee since 2002; Term expires 2018	Director since 2002; Term expires 2017	Retired since December, 1999	2	None
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2017	Director since 2005; Chairman since 2015; Term expires 2018	Chief Executive Officer, Silver Bay Realty (June 2016 – May 2017); Acting Chief Executive Officer, Silver Bay Realty (January 2016 – June 2016); Director, Silver Bay Realty (December 2012 – May 2017); Former Chief Executive Officer, Stone Harbor Investment Partners LP (April 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
George R. Gaspari Year of Birth: 1940	Trustee since 2006; Term expires 2017	Director since 2006; Term expires 2019	Financial Services Consultant (1996-2012)	2	Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2019	Director since 1998; Term expires 2018	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Columbia Funds Series Trust I (since 1985)

YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Richard C. Rantzow Year of Birth: 1938	Trustee and Chairman – Audit Committee since 2006; Term expires 2019	Director since 2006; Term expires 2017	Retired, Ernst & Young Partner (independent registered public accounting firm)(1993); Chief Financial Officer, Miller Sports (1993-1998)	2	Trustee, Clough Global Dividend and Income Fund (Since 2004), Trustee, Clough Global Equity Fund (since 2005) and Trustee, Clough Global Opportunities Fund (since 2006).
Interested Trustee/Director
Edmund J. Burke*** Year of Birth: 1961	Trustee since 2006; Term expires 2018	Director since 2006; Term expires 2018	Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and Director, ALPS Holdings, Inc. (2005-2011); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc., (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013) and is a Trustee and President of Clough Funds Trust.	27
Trustee and President (since ), Financial Investors Trust, Trustee (since 2004) and President (since 2006), Clough Global Dividend and Income Fund, Trustee (since 2006) and President (since 2005), Clough Global Equity Fund, Trustee and President (since 2006), Clough Global Opportunities Fund, and Trustee and President of Clough Funds Trust. Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
**
The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Macquarie Investment Management, Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

***	Mr. Burke is an “interested person” of the Funds under Section 2(a)(19) of the 1940 Act because he is the CEO and President of ALPS Holdings, Inc.

The Boards believe that the significance of each Trustee’s/Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee/Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee/Director, or particular factor, being indicative of board effectiveness. In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee/Director, the following provides further information about the qualifications and experience of each Trustee/Director.

Independent Trustees/Directors

John A. Benning: Mr. Benning has extensive experience in the investment management business, as senior vice president, general counsel and secretary of a financial services company that provides investment management services, including mutual fund, private capital and institutional asset management services, and multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

Thomas W. Brock: Mr. Brock has extensive investment management and organizational management experience as chief executive officer of an SEC-registered investment adviser, chairman and trustee of an open-end investment company, adjunct graduate business school professor and several years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

George R. Gaspari: Mr. Gaspari has significant investment management and financial markets experience as a director and chairman of exchange-traded funds, a financial services consultant and multiple years of service as a Trustee of the Equity Fund and a Director of the Growth Fund.

John J. Neuhauser: Dr. Neuhauser has extensive investment management experience as an investment company trustee and executive management experience in higher education as a university president, vice president, dean and professor and multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

Richard C. Rantzow: Mr. Rantzow has extensive financial accounting experience, having spent nearly 30 years at a major independent public accounting firm, including as an audit partner and managing partner, and investment management experience as chairman of an open-end investment company, trustee and audit committee chairman of closed-end investment companies and several years of service as a Trustee of the Equity Fund, a Director of the Growth Fund, and Chairman of the Audit Committee of the Equity Fund and the Growth Fund.

Interested Trustee/Director

Edmund J. Burke: Mr. Burke has extensive management and operational experience in the investment management industry as chief executive officer and president of AAI’s parent company, a financial services holding company, a director of AAI and certain of its affiliated companies, trustee, chairman and president of an open-end investment company, trustee and president of closed-end investment companies and several years of service as a Trustee of the Equity Fund and a Director of the Growth Fund.

During the fiscal year ended December 31, 2016, the Boards held four meetings, and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly by the Funds. All sitting Trustees/Directors were present at all meetings. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds' 2016 annual meetings of shareholders.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to the Funds’ Boards or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1100, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of the Funds.

Principal Officers

Each person listed below serves as an officer of the Funds. The Boards elect the Funds' officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Year of Birth) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999
Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.

Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999
Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.

Edmund J. Burke Year of Birth: 1961	Vice President	2006
Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and Director, ALPS Holdings, Inc. (2005-2011); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc. (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013).Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

Kimberly R. Storms Year of Birth: 1972	Treasurer	2013
Director of Fund Administration (since 2004) and Senior Vice President of ALPS Fund Services, Inc. (since 2009). Ms. Storms is currently Treasurer of Financial Investors Trust, ALPS Series Trust, and BPV Family of Funds; and Chief Financial Officer of Arbitrage Funds. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims. Ms. Storms is deemed an affiliate of the Funds as defined under the 1940 Act.

Andrew P. Meloni Year of Birth: 1969	Assistant Treasurer	2015
Fund Controller, ALPS Fund Services, Inc. Employee of ALPS Fund Services, Inc. since March 2007. Mr. Meloni is also Assistant Treasurer of Liberty All-Star Growth Fund, Inc., ALPS ETF Trust, RiverNorth Opportunities Fund, Inc., and Assistant Secretary of Principal Real Estate Income Fund. Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act.

Erin D. Nelson Year of Birth: 1977	Chief Compliance Officer	2015
Ms. Nelson is Senior Vice President and Chief Compliance Officer of ALPS Advisors, Inc. Prior to 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS. Ms. Nelson is also Chief Compliance Officer of Liberty All-Star Growth Fund, Inc., Principal Real Estate Income Fund, ALPS Variable Investment Trust, ALPS ETF Trust and the RiverNorth Opportunities Fund, Inc. Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act.

Sareena Khwaja-Dixon Year of Birth: 1980	Secretary	2016
Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Stadion Investment Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust and Assistant Secretary of ALPS Variable Investment Trust. Ms. Khwaja-Dixon is deemed an affiliate of the Funds as defined under the 1940 Act.

*
The address of each office, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.

Audit Committee

The Funds have separately designated Audit Committees. Messrs. Benning, Brock, Gaspari, Neuhauser and Rantzow (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund's Audit Committee is comprised only of Board members who are "independent" (as defined in the NYSE Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not "interested persons" (as defined under the 1940 Act) of the Fund. Each Board has determined, in accordance with NYSE Listing Standards that each member of the Audit Committees is financially literate and has determined that Mr. Rantzow is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee's structure, duties and powers and methods of operation. A copy of the Audit Committee Charter is available on the Funds’ website at www.all-starfunds.com. The principal function of each Audit Committee is to assist Board oversight of: (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the Auditors); (4) the performance of AAI’s internal audit function; and (5) the performance of the Auditors. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors (including the resolution of disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report
In performing its oversight function, at a meeting held on February 16, 2017, the Audit Committee reviewed and discussed with management of the Funds and the independent accountant, Deloitte & Touche, Ltd. (“Deloitte”), the audited financial statements of the Funds as of and for the fiscal year ended December 31, 2016, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent accountant required by the Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16 Communications with Audit Committees. The Audit Committee also received from the independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Funds and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Funds’ independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, each Audit Committee recommends that each Fund’s audited financial statements, subject to the modifications discussed at the February 16, 2017 Audit Committee meeting, be included in each Fund’s Annual Report for the fiscal year ended December 31, 2016.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES/DIRECTORS

John A. Benning	John J. Neuhauser
Thomas W. Brock	Richard C. Rantzow
George R. Gaspari

Nomination Information
Each Fund’s Nominating and Governance Committee of the Board of Trustees/Directors (“Nominating and Governance Committee” or the “Committee”) is comprised of five independent Trustees/Directors namely Messrs. Benning (Chairman), Brock, Gaspari, Neuhauser and Rantzow. Each Fund’s Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter (the “Charter”) that was most recently reviewed and approved by the Committee on March 23, 2017. The Nominating and Governance Committee met once during the fiscal year ended December 31, 2016. The Charter states that meetings will be held on an as-needed basis, but no less than annually. Each Fund’s Nominating and Governance Committee is responsible for identifying and recommending to the Board of Trustees/Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created, and to evaluate the effectiveness of the Board in governing and overseeing the management of the respective Fund.

The Nominating and Governance Committee will consider Trustee/Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Trustees/Directors, the qualifications of the candidate and the interests of shareholders. Shareholders wishing to recommend candidates to the Nominating and Governance Committee should submit such recommendations to the Secretary of the Funds at 1290 Broadway, Suite 1100, Denver, CO 80203, who will forward the recommendations to the Committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Funds’ books, of the shareholder proposing such business or nomination, (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of shares of the capital stock of the Fund, which are beneficially owned by the shareholder and, if applicable, the proposed nominee to the Board of Trustees/Directors; (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board of Trustees/Directors has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the common stock or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; (ix) a certificate executed by the nominee certifying that such individual is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Fund in connection with service or action as a trustee/director that has not been disclosed to the Fund; and (x) a completed questionnaire from the nominee, a form of which shall be requested in advance in writing from the Secretary of the Fund. Each eligible shareholder or shareholder group may submit no more than one independent trustee/director nominee each calendar year. The Nominating and Governance Committee has the sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Further, shareholders wishing to nominate a candidate to be considered at an annual or special meeting must provide timely notice to the Funds and be entitled to vote on the nominee at the time notice is given. A shareholder notice must set forth all the information required in the applicable provisions of the Nominating and Governance Committee Charter and the Fund’s By-Laws, including evidence of the shareholders Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" under the 1940 Act in relation to the Fund, and such other information as may be helpful to the Committee in evaluating the candidate. All information packages regarding a candidate that are satisfactorily completed in accordance with the Committee’s Charter will be forwarded to the full Boards for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies.

When considering prospective nominees, the Nominating and Governance Committee may consider, among other things, a prospective nominee’s general experience, qualifications, attributes and such other qualifications as the Committee may deem appropriate from time to time. These qualifications may include whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees/Directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Committee will evaluate whether a candidate is an "interested person" under the 1940 Act. The Committee will also consider whether a prospective candidate's workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs. In considering nominees, the Committee will also consider the diversity of the Boards with respect to professional experience, education, skill and viewpoint.

The Nominating and Governance Committee will initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Independent Trustee/Director by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Independent Trustees/Directors will be arranged. If the Committee, based on the results of these contacts, believes it has identified a viable candidate, it will air the matter with the full Boards for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The Nominating and Governance Committee reviews the compensation of the Independent Trustees/Directors. The following table shows, for the fiscal year ended December 31, 2016, the compensation received from each Fund by the Trustees/Directors and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

Independent Trustees/Directors	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex
John A. Benning	$ 30,328	$ 9,172	$ 39,500
Thomas W. Brock	$ 40,686	$ 12,314	$ 53,000
George R. Gaspari	$ 29,176	$ 8,824	$ 38,000
John J. Neuhauser	$ 29,176	$ 8,824	$ 38,000
Richard C. Rantzow	$ 33,013	$ 9,987	$ 43,000
Interested Trustee/Director
Edmund J. Burke	$0	$0	$0

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2016 (i) in each of the Funds and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

Name of Trustee/Director	Dollar Range of Equity Securities Owned in the Equity Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/Director in Family of Investment Companies*
Independent Trustees/Directors
John A. Benning	Over $100,000	$10,001 - $50,000	Over $100,000
Thomas W. Brock	Over $100,000	Over $100,000	Over $100,000
George R. Gaspari	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
John J. Neuhauser	$1 - $10,000	$1 - $10,000	$1 - $10,000
Richard C. Rantzow	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Interested Trustee/Director
Edmund J. Burke	None	None	None
All Trustees/Directors and Executive Officers as a group	Over $100,000	Over $100,000	Over $100,000

*	The Funds’ Family of Investment Companies is comprised of the Equity Fund and the Growth Fund.

The following table shows the ownership of the Trustees/Directors and Executive Officers in each of the Fund’s shares as of the Record Date:

Name of Directors and Officers	# of Shares Owned In the Equity Fund	# of Shares Owned In the Growth Fund	Type of Ownership
Independent Trustees/Directors
John A. Benning	20,860	4,952	Direct and Indirect
Thomas W. Brock	27,665	43,445	Direct
George R. Gaspari	1,420	1,510	Direct
John J. Neuhauser	156	294	Direct
Richard C. Rantzow	3,395	4,354	Direct
Interested Trustee/Director
Edmund J. Burke	0	0	N/A
Executive Officers
William R. Parmentier, Jr.	65,557	63,217	Direct
Kimberly R. Storms	0	0	N/A
All Directors and Executive Officers as a Group	119,053	117,772	Direct and Indirect

As of the Record Date, the Trustee/Directors and Executive Officers of the Funds, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of beneficial interest.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee/Director purchased or sold securities exceeding 1% of the outstanding securities of any class of shares of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

As of December 31, 2016, no Independent Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of another investment adviser or Portfolio Manager of either of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

Required Vote

Each nominee will be voted on separately. The election of the Trustees of the Equity Fund and the Directors of the Growth Fund is by the affirmative vote of a majority of the total number of votes entitled to be cast thereon. Since two Trustees of the Equity Fund and two Directors of the Growth Fund are to be elected, each must receive a majority of the total number of votes entitled to be cast at the 2017 Annual Meetings in order to be elected.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE IN PROPOSALS 1 AND 2.

PROPOSAL 3: SHAREHOLDER PROPOSAL (EQUITY FUND ONLY)

The Equity Fund has received a shareholder proposal (the “Shareholder Proposal”) from Steven N. Harris, whose address and share ownership can be provided promptly upon written request, requesting that the Board of the Equity Fund take steps to initiate a self-tender under which the Equity Fund shall offer to repurchase all of its outstanding shares at or close to NAV per share. The Board recommends that you vote against the Shareholder Proposal.

If properly presented, the Shareholder Proposal below will be considered and voted on at the Meeting. The Shareholder Proposal is a nonbinding shareholder advisory vote and, if approved, would serve only as a recommendation to the Equity Fund’s Board. As required by the SEC, the text of the resolution and the supporting statement of the shareholder, for which the Fund accepts no responsibility, are included below exactly as submitted by the shareholder. The Board’s statement in opposition to the Shareholder Proposal follows immediately after the proposal.

FOR THE REASONS DISCUSSED BELOW, THE BOARD OF TRUSTEES BELIEVES THE PROPOSED SELF-TENDER OFFER IS NOT IN THE BEST INTERESTS OF THE EQUITY FUND AND ITS SHAREHOLDERS AND THEREFORE UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

Shareholder Proposal

PROPOSAL: The shareholders of Liberty All-Star Equity Fund (the Fund) request that the Board of Trustees authorize a self-tender offer for all outstanding common shares of the Fund at or close to net asset value (NAV). If more than 50% of the Fund’s outstanding common shares are submitted for tender, the Board is requested to cancel the tender offer and take those steps that the Board is required to take to cause the Fund to be liquidated or converted into an exchange traded fund (ETF) or an open-end mutual fund.

Shareholder’s Supporting Statement

The Fund’s performance has been consistently disappointing. For the period ending September 30, 2016, the Fund’s market price has underperformed its benchmark, the Lipper Large-Cap Core Average, for the past one, three, five, ten, fifteen and twenty years. Moreover, the common shares of the fund have traded at a double-digit discount to NAV for the majority of the past five years and the current discount is more than 15%. The Fund’s multi-management approach and large number of broadly diversified holdings, coupled with high expenses relative to index ETF’s, make it unlikely that the Fund will be able to outperform its benchmark or the broad market over any long period of time. This combination of factors may cause the Fund to trade at a sustained discount to NAV. If, for example, the Fund converted to an open-end-fund, all shareholders could capture a windfall gain by having the discount to NAV closed. Consequently, we think it is now appropriate for the Board of Directors to authorize a self-tender offer for the Fund’s common shares at or close to NAV to afford shareholders an opportunity to receive a price closer to NAV for their shares. If a majority of the Fund’s outstanding common shares are tendered, that would demonstrate that there is insufficient shareholder support for continuing the Fund in its closed-end format. In that case, the tender offer should be canceled and the fund should be liquidated or converted into an ETF or an open-end mutual fund.

If you agree that it is time to implement measures to address the Fund’s long term underperformance and its persistent double-digit discount, please vote for this (non-binding) proposal.

RESPONSE OF BOARD OF TRUSTEES IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

The Board opposes the Shareholder Proposal for the reasons discussed below and recommends that you vote AGAINST the Shareholder Proposal.

The Board unanimously opposes the Shareholder Proposal described above and strongly urges all shareholders to vote AGAINST the proposal. Some key reasons for the Board’s opposition are summarized below and are more fully described in the discussion that follows:

(1)
The Board believes that a tender offer for all common shares is not in the best interests of the Equity Fund’s long-term shareholders and that a tender offer would primarily benefit only opportunistic short-term shareholders, such as activist shareholders, providing them a quick financial gain at the expense of many long-term shareholders.

(2)
The Board continues to believe in the Equity Fund’s long-term investment strategy. Consistent with its multi-manager strategy, the Trustees and Fund Manager have taken steps that were approved by shareholders during the past two years to replace three of the five Equity Fund Portfolio Managers and improve investment performance. The Shareholder Proposal contains stale performance data and fails to acknowledge the improved investment performance or the Portfolio Manager changes.

(3)
The Board regularly reviews the Fund’s discount and ways to enhance shareholder value and has acted proactively. For example, the Board approved an increase in the annual distributions to 8% of net asset value effective with the second quarter distribution of 2015.

(4)
The proposed tender offer, liquidation, or conversion to an ETF or open-end mutual fund would be inconsistent with the Equity Fund’s investment strategies and could lead to (a) operational complexities, (b) higher costs, and (c) adverse tax consequences for shareholders in taxable accounts.

Not in the best interests of long-term shareholders. After careful and thoughtful consideration, the Board, including all of the independent Trustees, has unanimously concluded that the Shareholder Proposal is not in the best interests of, and would, in fact, be harmful to, the Equity Fund and you, its shareholders. The Board does not believe that such a tender offer balances the interests of all shareholders and does not believe it is appropriate to benefit shareholders with shorter-term investment horizons (“short-term shareholders”) to the detriment of shareholders with longer-term investment horizons (“long-term shareholders”). The Board believes implementing the tender offer as contemplated by the Shareholder Proposal would have significant adverse effects, including those mentioned below, which would be borne completely or disproportionately by those shareholders who choose not to tender their shares.

The Board believes that a tender offer for 100% of the Equity Fund’s outstanding shares of beneficial interest, as set forth in the Shareholder Proposal, could:

▪
Pressure the Equity Fund to quickly sell a large portion of its portfolio and the Equity Fund might be forced to sell securities for lower prices than if it were able to sell those securities, at a time of its choosing, over a longer period of time;

▪	Force the Equity Fund to sell attractive positions at a time when the Portfolio Managers believed such sales would be inadvisable from an investment perspective;

▪	Significantly limit the Equity Fund’s ability to retain assets that the Portfolio Managers believe are undervalued and may appreciate in the future;

▪
Require the Equity Fund to incur significant costs and transactional expenses from the sale of securities that consequently, to the extent these costs and expenses are not accrued prior to expiration of the proposed tender offer, would be borne either completely or disproportionately by shareholders who do not tender their shares in the proposed tender offer. A significant decrease in assets would lead to an increase in the Fund’s expense ratio, which would affect long-term shareholders who do not tender their shares;

▪
Disproportionately benefit tendering short-term shareholders by allowing them to sell shares at or close to net asset value (“NAV”), potentially above the then-current market price, when shareholders who choose not to tender their shares may bear substantially all of the proposed tender offer’s costs; and

▪
Obligate the Equity Fund to make structural changes that could be costly or impractical. If, for example, following such a large tender offer the Board determined that, at its smaller size, the Fund should merge, open-end or liquidate, long-term shareholders would confront not only the issues described above but also substantial costs associated with those types of non-routine transactions.

The Board notes that the Shareholder Proposal does not provide any data or rationale demonstrating how a tender offer for all common shares, liquidation, or conversion to an ETF or open-end fund would improve the Fund’s long-term performance, and that it also fails to show why such actions might be considered preferable to other aspects of the Fund that are valuable to shareholders, such as its unique multi-manager structure, regular distributions and a significant distribution yield, and in turn, its role as a component of shareholders’ broader investment portfolios. There are many closed-end funds available in the market but only a few that offer a true multi-manager structure.

Steps taken to improve performance. The Trustees and Fund Manager believe that shareholders have benefited over the long term from the Equity Fund’s multi-manager investment strategy. Consistent with its strategy, the Trustees and Fund Manager have taken a number of steps that were approved by shareholders during the past two years to improve the Equity Fund’s performance. In particular, the Trustees and Fund Manager have replaced three of the Equity Fund’s five Portfolio Managers and hired in their places Aristotle Capital Management LLC, Macquarie Investment Management, and Sustainable Growth Advisers, LP. The Trustees are pleased to report that shareholders have benefited from significantly improved investment performance since the changes were made.

The Shareholder Proposal, however presents stale performance data over eight months old and fails to mention the Portfolio Manager changes. In fact the Equity Fund’s market price total return for the year ended May 31, 2017 has increased 20.94 percent exceeding that of its primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, by 5.04 percent.

Other steps taken to reduce the Equity Fund’s discount. Although the Board believes the Shareholder Proposal is not in the best interests of the Equity Fund and its shareholders, the Board has examined and continues to examine options to enhance long-term shareholder value, including ways to address the Equity Fund’s discount from NAV, in a suitable manner in light of the current economic environment. As announced on March 30, 2015, the Equity Fund increased its annual distribution rate from 6% to 8% of NAV. The increase was adopted primarily to better align the Equity Fund’s distribution rate with historical equity market returns, but also provides a controlled means of distributing the Equity Fund’s assets to shareholders at NAV. In fact, since the Equity Fund’s inception in October 1986 the Fund has paid more than $2.7 billion in distributions to shareholders. The Board has also considered tender offers in the past and, in fact, completed one in September 2013. The Board is open to considering a wide variety of actions that can balance the needs of shareholders and potentially improve liquidity or return or in other ways enhance shareholder value.

The Board believes that the variability of market prices for the Fund’s shares as compared to the Fund’s underlying net asset value per share is inherent in the closed-end organizational format. Discounts to NAV are currently overwhelmingly common among closed-end funds, particularly equity funds. According to data published by Thomson Reuters Lipper, as of May 31, 2017, 78% of closed-end equity funds traded at a discount. Trading at a discount tends to attract short-term investors seeking to realize a profit of the incremental differential between the market price paid by the investor and the fund’s NAV. The Board does not endorse short-term trading as it is inconsistent with the Equity Fund’s investment approach and with the investment horizon of longer-term shareholders and that closed-end fund discounts or premiums are cyclical. Closed-end fund discounts widened during the dot-com bubble of the late 1990’s much like they did during the financial crisis of 2008; although the circumstances were significantly different the result was the same. On both occasions the Equity Fund experienced discounts to NAV in excess of 24 percent which subsequently narrowed; or ultimately traded to a premium to NAV as occurred during the post dot-com bubble.

The Board regularly reviews the level of the Equity Fund’s discount and has carefully evaluated discount reduction measures that are intended to provide long-term benefit to the shareholders of the Equity Fund, including those relating to dividends and distributions and open-market share repurchases. In evaluating these options, the Board considered whether implementation would be in the best interests of the Equity Fund’s shareholders and whether implementation could have a meaningful long-term effect on the discount based on a number of factors, including the experiences of other fund complexes that have adopted similar measures.

The Board also considered the potential effects if the Equity Fund were to conduct a tender offer and determined that it would not be in the best interests of shareholders at this time. If the Equity Fund were to conduct a tender offer for all shares at a price at or close to NAV, those shareholders tendering their shares would realize all or most of the benefit and the Fund and remaining shareholders would face the consequences described above. As noted, however, the Board has considered tender offers in the past and completed one in September 2013. In reaching a determination to conduct that tender offer, the Board carefully considered a number of factors, including: the economic condition of the investment markets at that time; the potential of the tender offer to provide liquidity for shareholders in a manner that balanced the interests of tendering and non-tendering shareholders; the expectation that the tender offer would have an accretive impact to NAV for shareholders who remain invested in the Fund; and the possibility that the tender offer might assist in narrowing the discount to NAV at which the Fund’s shares traded at that time. The Board also carefully evaluated the potential impact the tender offer may have on the Fund’s ability to implement its investment strategies, achieve its investment objective and maintain its multi-manager investment structure as well as the potential tax consequences to the Fund of the tender offer. As discussed above, similar analyses did not garner positive results for the tender offer included in the Shareholder Proposal.

Inconsistent with the Equity Fund’s investment strategies and potentially costly. With respect to the second set of alternatives contained in the non-binding proposal, the Board believes that liquidating the Equity Fund or converting it to an open-end mutual fund or ETF if more than 50% of the Fund’s outstanding shares are tendered would not be in the best interests of the Equity Fund and, more importantly, its shareholders. Each of these alternatives is only available with additional time and expense, and comes with, among other things, the negative consequences described below, none of which is mentioned in the Shareholder Proposal or supporting statement.

Liquidation would eliminate any possibility of the Equity Fund continuing to provide its unique multi-manager fund structure and program it has performed for its shareholders. Liquidation is also a lengthy and costly process with many of the same disadvantages detailed above relating to a tender offer for all shares, which the proponent of the Shareholder Proposal neglects to describe in its proposal and supporting statement. The Board does not believe that terminating the Fund would be in the best interests of shareholders.

Similarly, the Board does not believe that converting the Equity Fund to an open-end mutual fund or ETF would be in the best interests of shareholders. Closed-end funds that convert to open-end mutual funds under the duress of activist tactics often suffer from some combination of greatly reduced assets, significantly higher operating costs and expense ratios and a portfolio constructed to accommodate a greater level of liquidity to support the resulting share redemption and subscription activity. Closed-end funds are different from open-end mutual funds, including ETFs, in meaningful ways, such as the extent to which they can make use of leverage and managed distribution policies. In addition, if the Equity Fund were to open-end, it would incur additional distribution-related expenses. Managing an open-end mutual fund would also require the Equity Fund to change its investment strategies. Unlike a closed-end fund, open-end mutual funds must accommodate cash inflows and outflows, which means that the amount of investable assets changes continually and unpredictably. This can sometimes act as a constraint on certain longer-term investment strategies.

In the event of a conversion to an unlisted open-end mutual fund, shareholders would lose the benefits of owning an exchange-listed fund, including governance protocols and the ability to purchase and sell fund shares intra-day. Any proposed conversion to an ETF would require the Equity Fund to apply for, and obtain, an SEC order granting the exemptions under the Investment Company Act of 1940 that are necessary for a fund to operate as an ETF, a potentially time-consuming and expensive process. In addition, the “conditions to relief” imposed by the SEC in its ETF exemptive order, if granted, may result in substantive changes on the manner in which the Fund has heretofore conducted its business.

Additional consideration. The Shareholder Proposal is advisory only and requests the Board to take specific action. Liquidating or converting the Fund into an open-end mutual fund or an ETF cannot occur unless approved by both the Board and by Fund shareholders at a subsequent meeting of shareholders. Such a process takes additional time and expense and is not guaranteed to succeed if attempted. In addition, if the Shareholder Proposal is approved and more than 50% of the Fund’s shares are tendered, it is within the Board’s discretion whether to approve and to submit to shareholders a proposal to liquidate or convert the Fund into an open-end mutual fund or ETF. Shareholders would not be able to choose between liquidating the Fund and converting it into an open-end mutual fund or an ETF. At that subsequent shareholder meeting, at least seventy-five percent (75%) of the outstanding shares of the Equity Fund would have to be voted in favor of the proposed transaction.

FOR THESE REASONS, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS PROTECTING THE LONG-TERM INTERESTS OF THE EQUITY FUND BY VOTING AGAINST THE SHAREHOLDER PROPOSAL.

Required Vote

The approval of the Shareholder Proposal would require the affirmative vote of a majority of the shares outstanding and entitled to vote, assuming the presence of a quorum. This Proposal 3 is a non-binding shareholder advisory vote and, if approved, would serve only as a recommendation to the Equity Fund’s Board.

OTHER BUSINESS

The Boards know of no other business to be brought before the 2017 Annual Meetings. However, if any other matters properly come before the 2017 Annual Meetings, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

OTHER INFORMATION

The December 31, 2016 Annual Report for each Fund was mailed to shareholders prior to this Proxy Statement. You may obtain an additional copy of the Annual Report and/or the Semi-Annual Report for each Fund dated June 30, 2016, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850. An electronic copy of the Annual Report and the Semi-Annual Report for each Fund are available at www.all-starfunds.com.

MANAGEMENT

ALPS Advisors, Inc. (“AAI”), 1290 Broadway, Suite 1100, Denver, CO 80203, is the Funds' investment adviser. Pursuant to its Fund Management Agreements with the Funds, AAI implements and operates the Funds' multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds' assets, subject to the Funds' investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards the investment management firms (currently five for the Equity Fund and three for the Growth Fund) for appointment as Portfolio Managers of the Funds. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds' current Portfolio Managers are as follows:

Equity Fund

Aristotle Capital Management, LLC
11100 Santa Monica Blvd.,
Los Angeles, CA 90025

Macquarie Investment Management
One Commerce Square
2005 Market St.
Philadelphia, PA 19103

Pzena Investment Management, LLC
320 Park Avenue
New York, NY 10022

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard
Stamford, CT 06901

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

Growth Fund

Weatherbie Capital, LLC
265 Franklin Street
Boston, MA 02110

Congress Asset Management Company, LLP
Two Seaport Lane
Boston, MA 02210

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard
Stamford, CT 06901

Portfolio Transactions and Brokerage

Each of the Funds' Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Managers is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Funds) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds' procedures adopted pursuant to Rule 17e-1 under the 1940 Act. For the fiscal year ended December 31, 2016, the Funds did not pay commissions to any affiliated broker.

On February 15, 2000, the SEC issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the 1940 Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds. The Funds currently rely on Rule 17a-10 under the 1940 Act rather than this exemptive relief.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards have selected Deloitte & Touche LLP (“D&T”) as independent registered public accountants. D&T serves as the Auditors for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds. Representatives of D&T are not expected to be present or be available to answer questions at the Meetings but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund's Audit Committee is required to pre-approve the engagement of the Fund's Auditor to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund ("AAI Affiliates"), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the Auditor.

The Funds' Audit Committees have adopted a Policy for Engagement of Auditors for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Funds’ Auditors to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the Auditors. Pre-approval of non-audit services to the Funds, AAI or AAI Affiliates may be waived provided that the "de minimis" requirements set forth in the SEC's rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the applicable Audit Committee at its next regular meeting. The Audit Committees’ responsibilities with respect to the pre-approval of services performed by the Auditors may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Fund Administration to submit to the Audit Committees, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund's Audit Committee is in agreement with the specific types of services that the Auditors will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees charged by D&T for the fiscal years ended December 31, 2015, and 2016 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:

(i)
Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees.”

(iii)
Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)	All Other Fees - fees for products and services provided to the Fund by D&T other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees (Audit Related + Tax Fees)
Equity Fund	2016	$43,000	$0	$3,940	$0	$3,940
	2015	$41,000	$0	$3,940	$0	$3,940
Growth Fund	2016	$27,000	$0	$3,940	$0	$3,940
	2015	$24,700	$0	$3,940	$0	$3,940
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2016	$0	$0	$0	$0	$0
	2015	$0	$0	$0	$0	$0
AAI & AAI Affiliates (relating directly to the operating financial reporting of the Growth Fund)	2016	$0	$0	$0	$0	$0
	2015	$0	$0	$0	$0	$0

During the Funds' fiscal years ended December 31, 2015 and 2016, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” by D&T were pre-approved by each Fund's Audit Committee.

Each Fund's Audit Committee has determined that the provision by D&T of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of D&T as the Fund's Auditors. All services provided by D&T to a Fund for 2015 and 2016 that were required to be pre-approved by the Audit Committees were pre-approved.

INFORMATION ABOUT THE 2017 ANNUAL MEETINGS
Solicitation of Proxies

The solicitation of proxies for use at the 2017 Annual Meetings is being made primarily by the Funds by the mailing on or about July 1, 2017 of the Notice of Meetings of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of AAI, and/or its affiliates and by AST Fund Solutions, LLC (“AST”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means.

The Board has set the close of business on June 12, 2017 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on the Proposals and any other matters at the 2017 Annual Meetings. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections entitled “General Information” and “Voting Information.”

The Equity Fund has engaged AST to assist in the solicitation of proxies. The estimated cost of this solicitation, to be split evenly by the Equity Fund and the Fund Manager, is $75,000.

Voting Rights

Only shareholders of record of the Funds on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the 2017 Annual Meetings. Each share or fractional share is entitled to one vote or fraction thereof. Each proxy solicited by the Boards which is properly executed and returned in time to be voted at the 2017 Annual Meetings will be voted at the 2017 Annual Meetings in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees/Directors of the Funds of the nominees named under Proposals 1 and 2. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy or by attending the 2017 Annual Meetings and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the 2017 Annual Meetings and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the 2017 Annual Meetings in the same manner that proxies voted by mail may be revoked.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Proposal 1 for the Equity Fund and Proposal 2 for the Growth Fund must be approved by a percentage of votes entitled to be cast. Proposal 3 must be approved by a percentage of shares outstanding and entitled to vote at the Meeting. In the case of election of the Trustees for the Equity Fund (Proposal 1), the election of the Directors of the Growth Fund (Proposal 2), and Proposal 3 the effect of an abstention or broker non-vote will be the same as a vote against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes entitled to be cast, and neither an abstention nor a broker non-vote is an affirmative vote. “Broker non-votes” occur where: (i) shares represented at the Meeting are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Quorum; Adjournment

For the Funds, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Funds at the 2017 Annual Meetings.

Assuming the presence of a quorum, for the purposes of Proposals 1 and 2, the failure to return a properly executed proxy card or otherwise authorized proxy, an abstention or a broker non-vote, if any, will have the same effect as a “withhold” vote. Assuming the presence of quorum, for the purposes of Proposal 3, the failure to return a properly executed proxy card or otherwise authorized proxy, an abstention or a broker non-vote, if any, will have the same effect as a vote against the proposal.

The Chairman or the persons named as proxies may propose one or more adjournments of the 2017 Annual Meetings to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Additional Solicitation. If there are not enough shares represented at the 2017 Annual Meetings for a quorum or votes to approve the proposals at the 2017 Annual Meetings, the Chairman may adjourn the 2017 Annual Meetings to permit the further solicitation of proxies.

Share Ownership

All shareholders of record of a Fund on the Record Date, June 12, 2017, are entitled to one vote for each share held. As of the Record Date, there were 190,661,201 outstanding shares of beneficial interest of Equity Fund and 26,701,198 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, on the Record Date for the 2017 Annual Meetings, June 12, 2017, the following owners were known to own more than 5% of the outstanding securities of the Funds:

Equity Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	11,563,616	6.10%	Beneficial

Growth Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership

First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
		3,259,667(a)	12.38%(a)	Beneficial
	DST Systems, Inc. 333 W. 11th Street, 5th Fl. Kansas City, MO 64105	2,415,502	9.11%	Beneficial

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.
(b)
The table above shows 5% or greater shareholders’ ownership of Shares as of June 12, 2017. The information contained in this table is based on Schedule 13G/13D and Form 4 filings made on or before June 12, 2017.

The Growth Fund has opted into the Maryland Control Share Acquisition Act (the “MCSAA”). Subsequent to the Growth Fund’s opt in, the SEC issued a no-action letter that raises questions regarding whether opting in to the MCSAA is consistent with Section 18(i) of the 1940 Act. The Growth Fund is evaluating this letter and is determining what impact, if any, the letter has on the Fund and its ability to rely on the MCSAA.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, requires the Funds’ officers and Trustees/Directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s outstanding shares (the “Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Funds believe that as of the Funds’ fiscal year end on December 31, 2016, all Section 16(a) filing requirements applicable to the Funds’ officers, Trustees/Directors and greater than 10% beneficial owners were complied with; with the exception of a statement of initial beneficial ownership on Form 3 for Abigail J. Murray, former Assistant Secretary of the Funds, that was not filed within 10 days following the day on which she became a reporting person due to an administrative error. Ms. Murray did not own any Fund shares reportable on Form 3.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the annual meeting of shareholders to be held in 2017 should have been received by the Secretary of the relevant Fund no later than March 3, 2017. To submit a shareholder proposal for a Fund’s annual meeting, a shareholder is required to give to a Fund notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by March 3, 2018. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2018 annual meeting not later than the close of business on the one hundred twentieth (120th) day, nor earlier than the close of business on the one hundred fiftieth (150th) day, prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2018 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the relevant Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

You must submit any shareholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, CO 80203.

The persons named as proxies for the 2017 Annual Meetings of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

HOUSEHOLDING OF PROXY MATERIALS

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Funds have received instructions to the contrary. If a shareholder needs an additional copy of an Annual Report or Semi-Annual Report or this Proxy Statement, please contact the Funds at 1-800-241-1850. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Funds in writing at: 1290 Broadway, Suite 1100, Denver, CO 80203 or  call the Funds at 1-800-241-1850.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
One Financial Center, 15th Floor
Boston, MA 02111
On August 24, 2017

Please detach at perforation before mailing.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Liberty All-Star® Equity Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, One Financial Center, 15th Floor, Boston, Massachusetts 02111 on Thursday, August 24, 2017 at 9:00 a.m. Eastern Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1 and AGAINST Proposal 3 and in the discretion of the proxy holder as to any other matter that may properly come before the Annual Meeting.** Please refer to the Proxy Statement for a discussion of the Proposals.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

USA_28920_062817

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on August 24, 2017.
The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/lib-28920

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any adjournment(s).

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals **The Board of Trustees recommends a vote "FOR" Proposal 1 and "AGAINST" Proposal 3.**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To Elect Two (2) Trustees to the Board to a three year term. 01. Thomas W. Brock 02. George Gaspari	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided below.____________________________________

	FOR	AGAINST	ABSTAIN
3. If properly presented at the meeting, to consider and vote upon the shareholder proposal presented under the heading "Shareholder Proposal" in the accompanying proxy statement.	☐	☐	☐

Note: The Fund may transact such other business, including adjournment(s) of the Annual Meeting, as may properly come before the 2017 Annual Meeting or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

60899990010999999999

xxxxxxxxxxxxxx ASG 28920 M xxxxxxxx +